UBS PACESM Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2008

February 5, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Small/Medium Co Growth Equity Investments (the "fund"). A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the on-going review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") replaced AG Asset Management LLC ("AG Asset Management"), which previously sub-advised a portion of the fund's portfolio, with a new investment advisor, Palisade Capital Management, L.L.C. ("Palisade"), due to Palisade's acquisition of AG Asset Management's Small/Smid Growth Equity investment team, which was responsible for the day-to-day management of the portion of the fund's portfolio allocated to AG Asset Management. The key members of the Small/Smid Growth Equity investment team will continue to sub-advise the portion of the fund allocated to Palisade in their new positions with Palisade. Effective February 2, 2009, Palisade has assumed investment advisory responsibility with respect to a portion of the fund's portfolio. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to manage other portions of the fund's portfolio as allocated by UBS Global AM and approved by the Board. Palisade and its investment strategies are described in greater detail below.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Principal investment strategies" beginning on page 66 of the Multi-Class Prospectus and page 70 of the Class P Prospectus is revised by replacing the first sentence of the third full paragraph of that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") to serve as the fund's investment advisors.

The section captioned "Principal investment strategies" beginning on page 66 of the Multi-Class Prospectus and page 70 of the Class P Prospectus is revised by replacing the fifth full paragraph of that section in its entirety with the following:

In managing its segment of the fund's assets, Palisade seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful

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because the small and mid cap market is inherently less efficient than the large cap market. Palisade attempts to gain an informational advantage by committing to the labor intensive process of conducting bottom-up fundamental research on small and mid cap companies, as well as their customers, competitors and supply chains. Because the effectiveness of a small/mid cap company's management team can often determine the difference between success and failure, Palisade places heavy emphasis on direct access to a variety of each company's key decision-makers.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 68 of the Multi-Class Prospectus and page 72 of the Class P Prospectus is revised by replacing the third and fourth sentences of the fifth full paragraph of that section in their entirety with the following:

Riverbridge assumed day-to-day management of a portion of the fund's portfolio on October 1, 2005. Copper Rock assumed responsibility for managing a separate portion of the fund's portfolio on March 1, 2007. Palisade assumed day-to-day management of a separate portion of the fund's portfolio on February 2, 2009.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" beginning on page 130 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by replacing first sentence of the first full paragraph of that section in its entirety with the following:

Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for UBS PACE Small/Medium Co Growth Equity Investments.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" beginning on page 130 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by replacing the fourth, fifth, sixth and seventh full paragraphs of that section in their entirety with the following:

Palisade is located at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024. Palisade is an investment advisor with approximately $1.7 billion in assets under management as of December 31, 2008. The Small/Smid Growth Equity investment team joined Palisade in 2009 from AG Asset Management LLC. The team originated its investment strategy at Warburg Pincus in 1989 and continued its same investment process when that firm was merged into Credit Suisse Asset Management in 1999. The core team has been together for eleven years throughout various organizational changes, and is currently responsible for approximately $403 million in three strategies: small/medium cap growth, small cap growth, and distribution management. Sammy Oh, who has been a portfolio manager of the fund since October 2005, is primarily responsible for the day-to-day management of the fund's assets allocated to Palisade and leads the six-person investment team managing the fund.

Palisade employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. As senior portfolio manager, Sammy Oh is responsible for implementing the team's investment decisions. All members of the team conduct fundamental research to identify investment candidates and to participate in the portfolio construction process.

Sammy Oh is a senior portfolio manager and analyst specializing in small and smid cap growth US equity portfolios. He was previously with AG Asset Management LLC from 2004-2009. Prior to 2004, he was a managing director at Credit Suisse Asset Management.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" on page 12 of the SAI is revised by replacing the second sentence of the first full paragraph of that section in its entirety with the following:

Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" on page 97 of the SAI is revised by replacing the first full paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Copper Rock Capital Partners, LLC ("Copper Rock"), Palisade Capital Management, L.L.C. ("Palisade") and Riverbridge Partners, LLC ("Riverbridge"), UBS Global AM (not the fund) pays Copper Rock a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; Palisade a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; and Riverbridge a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages. For the fiscal years ended July 31, 2008, July 31, 2007, and July 31, 2006, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to Copper Rock, Delaware Management Company (a former investment advisor to the fund), AG Asset Management LLC (a former investment advisor to the fund) and Riverbridge of $2,341,951, $2,101,058 and $1,825,959, respectively. Palisade was not yet serving as an investment advisor to the fund, and thus neither UBS Global AM nor UBS Global AM (US) paid or accrued investment advisory fees to Palisade during those periods.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" on page 97 of the SAI is revised by replacing the second sentence of the second full paragraph of that section in its entirety with the following:

Current Palisade principals own approximately 64% (and together with their children, solely for estate planning purposes, own approximately 71% of the firm in the aggregate) and control 100% of the voting interests. The remaining 29% non-voting interests are owned by a passive private equity investor.

In the section captioned "Proxy voting policies and procedures," the heading "UBS PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, AG Asset Management LLC and Riverbridge Partners, LLC" on page 134 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC

The section captioned "Proxy voting policies and procedures" and sub-headed "AG Asset Management LLC." on pages 135-37 of the SAI is deleted in its entirety and replaced with the following:

Palisade Capital Management, L.L.C. Voting Client Proxies. Palisade Capital Management, L.L.C. ("Palisade") undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of the shareholders. To assist it in carrying out this policy, Palisade has engaged the services of RiskMetrics

("ISS"). ISS provides research on each issue, along with its proxy voting recommendation. The recommendation is formulated in accordance with the ISS guidelines ("ISS Guidelines"), which Palisade has adopted as a general policy. The ISS research and recommendation are then forwarded to the portfolio manager and the respective analyst covering the company holding the shareholder meeting. The portfolio manager and analyst then make an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the fund's stated guidelines on the issue, if any.

Palisade has elected a "Mandatory Sign-Off" procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade's compliance team is responsible for monitoring receipt of ISS's research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade endeavors to adhere to the ISS Guidelines when voting proxies. However, situations may arise where the portfolio manager and analyst believe that it is in the best interest of fund's shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of Palisade's Investment Policy Committee ("IPC"). The IPC is comprised of the senior investment professionals of Palisade. A brief memorandum explaining the vote and the reasons for the proposed voting decision will be provided to the IPC.

A conflict of interest may arise where Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade's annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, however, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the fund's specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided, however, that the IPC and compliance team will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the fund's proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the board at the next regular board meeting after such material conflict of interest occurs.

In the section captioned "Portfolio managers," the heading "UBS PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, AG Asset Management LLC and Riverbridge Partners, LLC" on page 178 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC

The section captioned "Portfolio managers" and sub-headed "AG Asset Management LLC." beginning on page 179 of the SAI is deleted in its entirety and replaced with the following:

Palisade Capital Management, L.L.C.

Palisade uses a team approach in managing its portion of the fund's portfolio. The team's senior portfolio manager is Sammy Oh, who is primarily responsible for the day-to-day management of the fund's portfolio allocated to Palisade.

The following table provides information relating to other accounts managed by Sammy Oh as of February 2, 2009:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	1	5
Number of Accounts Managed With Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$76	$209
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. The Palisade team aggregates all similarly managed accounts into a composite with investment decisions implemented for the entire composite rather than for each individual account. While this approach lessens the likelihood of conflicts of interest between similarly managed accounts, such conflicts can still arise because Palisade manages other investment strategies that might compete with the fund's composite within a trade allocation.

Palisade endeavors to ensure that all clients are treated fairly in the execution of orders and allocation of trades. Palisade does not discriminate against clients or place the interests of some clients over those of others. Palisade has established an allocation process to address any potential conflict. For various reasons (including efficiency, control of order flow, avoidance of conflicts in securing floor executions and rotation of investment opportunities) orders entered at the same time in the same security for different clients (including accounts in which officers or employees of Palisade may have an interest), at Palisade's discretion, usually are and may be bunched for execution purposes. Where orders are bunched, the clients pay the pro-rata portion of the commission charged for the entire order. In general, a bunched transaction may enable Palisade to obtain a discounted commission charge.

Palisade also recognizes the potential for a conflict of interest between employees and clients as the decision to buy or sell a security can affect the value of that security. Except in the cases of US government securities, the firm, its managers, officers and employees do not purchase or sell securities for their own accounts when purchases or sales of such securities are being made or are under consideration for client accounts. To avoid potential conflicts Palisade has instituted a policy requiring all employees to pre-clear any security transactions for their own accounts. This allows Palisade to monitor, and, if necessary, prohibit transactions that could be construed as a conflict of interest.

Palisade does not have beneficial ownership of securities or other investments that reasonably could be expected to interfere with Palisade's duty to the fund or with its ability to make unbiased and objective decisions in the investment of the fund's assets.

In connection with managing the fund, Palisade does not receive any monetary compensation or other benefits that are in addition to compensation or benefits conferred by UBS Global AM. Palisade does not receive or pay any referral fee or other consideration for the recommendation of any services to the fund.

Compensation. Mr. Oh is compensated with a base salary and variable incentive compensation that is based on the results of his portfolio management. All employees receive a base salary and an annual incentive compensation that is a function of their investment team's contribution to the profitability of the firm.

Ownership of fund shares. As of February 2, 2009, Mr. Oh did not own any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.